Exhibit 99.3
Armstrong World Industries Investor Presentation February 2014
Safe Harbor Statement Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance, including, in this presentation, all statements and projections relating to the building products "mid-cycle" outlook. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. The information in this presentation is only effective as of the date given, February 24, 2014, and is subject to change. Any distribution of this presentation after February 24, 2014 is not intended and will not be construed as updating or confirming such information.In addition, we will be referring to "non-GAAP financial measures" within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are can be found in our SEC filings and on the Investor Relations section of our website at www.armstrong.com.Armstrong competes globally in many diverse markets. References to "market" or "share" data are simply estimations based on a combination of internal and external sources and assumptions. They are intended only to assist discussion of the relative performance of product segments and categories for marketing and related purposes. No conclusion has been reached or should be reached regarding a "product market," a "geographic market" or "market share," as such terms may be used or defined for any economic, legal or other purpose. 2
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. Basis of Presentation Explanation When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. 3 We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2013 was used for all currency translations in 2013 and prior years. Guidance is presented using the 2014 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2013 results and 2014 guidance, which are based on the expected full year historical tax rate.In the fourth quarter of 2012, we completed the sale of Cabinets business. The financial results of the Cabinets business, which were previously shown as a separate reporting segment, have been reclassified and presented as discontinued operations. The financial results included within this presentation, including historical results, are presented on a continuing operations basis unless specifically noted otherwise. Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes What Items Are Adjusted
Investment Highlights

Armstrong

Investment Highlights

Diversified $2.7 billion global building products company with leading positions in most key markets and products

Leadership team executing strategy to drive strong EBITDA and ROIC growth despite weak end markets through disciplined focus on costs and pricing, driving organic growth, and prudent balance sheet management

Pursue profitable growth:

- In core markets through focus on innovation, design and environmental leadership
- Significant opportunities for growth in product adjacencies and priority emerging markets
- Poised for considerable operational leverage on modest market recovery

Focused on creating shareholder value

5
Global Business Overview 6
Diversified Global Building Products Company Leading global manufacturer of hardwood and resilient floors and suspended ceiling solutions for use in renovation and new construction$2.7 billion in sales from continuing operations in 201335 manufacturing plants in 8 countriesApproximately 8,700 employees 7 Sales Profile North America International Residential Commercial New Renovation North America North America North America Ceilings Floors Commercial #1 #1 Residential #1 #1 Wood - #1 EMEA EMEA EMEA Ceilings Commercial Floors Western #1 Top 5 Central #1 #1 Eastern #1 Top 5 Africa / Mid-East #2 Top 5 Pacific Rim Pacific Rim Pacific Rim Ceilings Commercial Floors China #1 #4 Australia #1 #2 India #1 #1 SE Asia #1 #1 Global Presence, Worldwide Market Leader (1) (1) Management estimates. (CHART) (CHART) (CHART) ~10% Pacific Rim~20% EMEA
2013 Business Segment and End-Use Profile 8 Diversified revenue profile across products and end-use applications (CHART) $920 $535 $1,265 $2,720 45% 20% 25% 10% 65% 30% 5% 65% 35% 30% 5% 45% 20% * Residential products are sold in North America only North America R&R in Americas is closer to 80%
(CHART) EBITDA Growth in All Businesses Despite Challenging Macro Environment 9 2010 EBITDA 2013 EBITDA Strong EBITDA growth during challenging macro environment $371M $310M Worldwide Ceilings Worldwide Resilient Wood 2010 2013 2010 2013 2010 2013 Sales $1.1B $1.3B 10.7% $1.0B $920M (9.7%) $480M $535M 11.2% EBITDA as % of Sales 22% 26% + 360 bps 7% 10% + 370 bps 1% 3% + 220 bps *Pension credit of $48 million in 2010 partially offset corporate expense, but net pension expense of $3 million in 2013 provided no offset to corporate expense. Worldwide Ceilings Worldwide Resilient Wood Corporate* 20%
Global Revenue Mix and Product Mix 10 Sales by End-use Segment (2) Office Retail Education Healthcare Segment % of Business Office 30% - 40% Retail 20% - 30% Education 15% - 25% Transportation / Other 10% - 20% Healthcare 5% - 15% (CHART) (CHART) Ceilings Commercially oriented business with diverse end-use applications (1) Consists of wood, metal and other alternative material ceilings manufactured or sourced by the company(2) Management estimates
Where We Make Money 11 (CHART) $250M $325M Improved profitability; leveraged to rebound in North American Market Ceilings 29% 2010 2013 Worldwide ABP Sales $1.1B $1.3B 10.7% EBITDA as % of sales 22% 26% + 360 bps Contribution of WAVE JV to EBITDA margin 2% 3% Europe and Asia profitability down due to China and Russia plant construction & start up costs

Armstrong

Ceilings

Armstrong/Worthington JV (WAVE)

- 50% - 50% global joint venture with Worthington Industries – 20+ years old
- Manufactures ceiling suspension systems (grid) with 8 manufacturing plants in five countries
- Leverage Worthington's strength buying and forming steel, and Armstrong's strength selling and marketing ceilings
- Invisible to the customer - they buy an Armstrong ceiling system
- $59 million of equity earnings for Armstrong in 2013 – added 3% to ceilings EBITDA margin



Highly profitable global JV leveraging core competencies of partners

Armstrong Ceilings includes a portion of WAVE's sales within its net sales, where required, due to specific terms of sale. In 2013 these amounts totaled ~ $112M

Global

12
(CHART) Global Revenue, Profitability and Product Mix (1) Residential flooring products are sold in North America only *Considered traditional vinyl products ~50% of flooring sales 13 (CHART) 2013 Sales by Geography and Product Form (CHART) Residential (1) 59% Commercial41% Flooring Wood$535 2010 EBITDA 2013 EBITDA $110M Improved profitability despite lower sales; leveraged to rebound in North American Market 55% Asia profitability down due to China plant construction & start up costs
Global Revenue Mix cont..... 14 Commercial~$600M Residential~$855M Total Business (CHART) Remodel70% New30% (CHART) Remodel75% New25% New vs. Remodel Channel / End-use Segment (1) Segment % of Business Retail 20% - 30% Education 20% - 30% Healthcare 15% - 25% Other 15% - 25% Office 5% - 15% Channel % of Business Big Box 35% - 40% Independent 60% - 65% Flooring Wood$535M Leveraged to rebound from improving North American residential activity (1) Management estimates
Leadership 15

Management Successfully Executing

Majority of senior leadership team joined Armstrong after January 2010

- Earnings progress despite weak volume environment
- Built competitive cost structure
- Growth through organic investments, tactical acquisitions and product adjacencies
- Innovation initiatives and renewed focus on product vitality metrics
- Divestiture of Cabinets and Patriot flooring distribution businesses



Cost Reduction Breakthrough
$250
$200
$150
$100
$50
$0
Cumulative Cost Savings (millions) (1)
20%
19%
18%
17%
16%
15%
SG&A as a % of Sales (2)
2010
2013
Cumulative Cost Savings
SG&A/Sales

(1) Cumulative cost savings reflect discrete cost out program spanning 2010-2012 and include Cabinets

(2) SG&A as a % of sales excludes Cabinets

Leadership

16

Armstrong

Key Milestones

	2010	2011	2012	2013	2014
Management	New CEO and CFO	New global ceilings CEO		New CFO and global flooring CEO both internal promotions	
Capital Market Activity	Leverage recap and $800M special dividend		Secondary offering: Asbestos Trust and TPG sold 5.98M shares → $500M special dividend	AND another 18.1M shares Armstrong repurchases ~5M shares	
Cost Reduction Initiatives ➤ *Plant Closures*	Announce $150M cost out initiative ➤ *St. Gallen, Oneida, Center, Montreal, Teeside*	Cost out initiative raised to $165M and then $185M ➤ *Beaver Falls, Holmsund*	Cost out initiative concluded at $200M in Q3 2012 ➤ *Mobile, Statesville*		
Portfolio Management		Simplex ceilings acquisition (Architectural Specialties)	Divestiture of Cabinets and Patriot flooring distribution businesses	Growth through focus on innovation, product adjacency opportunities, design and environmental leadership	
Organic Investment		Organic investment in emerging markets - begin construction of 3 plants in China	Announced construction of ceilings plant in Russia	Completion of Chinese facilities in 2013 and Russian facility in early 2015 Announced North American LVT manufacturing investment with expected completion in 1H 2015	

	2006	2007	2008	2009	2010	2011	2012	2013	2014 Est.
Sales	$3.26B	$3.30B	$3.14B	$2.66B	$2.65B	$2.68B	$2.62B	$2.72B	$2.8 - $2.9B
EBITDA	$400M	$433M	$401M	$310M	$310M	$376M	$402M	$371M	$400 - $430M
EBITDA as % of Sales	12.3%	13.1%	12.8%	11.6%	11.7%	14.0%	15.3%	13.6%	~14.6%
Housing starts[1]	1,801	1,355	906	554	587	609	781	923	~1,100
McGraw Hill Non-residential starts[2]	1,635	1,671	1,379	776	680	702	774	845	~943

[1] U.S. Census Data
[2] McGraw Hill Construction non – residential starts - millions of sq ft.

Leadership

17

Armstrong®

Strategy

1. Optimize Product Portfolio

- Broad product offering and availability
- Drive mix
- New product pipeline
- Quality leader

2. Drive Emerging Market Growth

- Completed two resilient flooring plants and ceilings plant in China during 2013 with Russian ceilings plant on schedule
- Tailor products for local consumption
- Increase in sales and marketing resources to cultivate demand
- Expansion of distribution network and project pipeline

3. Continue Innovation Leadership

- Bridge to future growth
- "New to World" products
- Custom solutions
- Design, performance and installation
- Sustainability leadership

4. Emphasis on Operational Excellence

- Competitive Cost Structure
- Continued LEAN deployment
- Continue to drive mix and share gain
- Best on-time delivery performance

Leadership

18
Growth 19

Armstrong

Growth Opportunity Highlights

- Developed markets growth initiatives
  - Consolidate and leverage brand and market share
  - Drive price to cover inflation
  - Realize mix and share gains through innovation, sustainability and new product introductions
- Architectural Specialties
  - Armstrong is uniquely positioned to service global Architect and Design projects
- Emerging Markets:
  - Conversion Opportunity
  - Above average growth in healthcare and education segments
  - China
  - Russia



Growth

20
Growth From The Core 21 Results Business Model Strengths Strong Brand and Leading Market Share Across Businesses Track Record Of Price Increases > Inflation New Products And Improving Mix High operating leverage when volumes recoverLower cost structure = higher margins Recurring revenue from large installed base in repair and remodel business Proven ability to pass through costs plus margin through the cycleRaw material volatility can be a strength not weakness Introduction of "New to the World" ProductsProducts with "wow" factor drive higher marginsCommitment to environmental sustainability

Renewed Focus on Product Vitality


New Product Sales as % of Total Sales*
Global Flooring
50%
40%
30%
20%
10%
0%
2008
2009
2010
2011
2012
2013


New Product Sales as a % of Total Sales*
Global Ceilings
30%
20%
10%
0%
NPD resources dedicated to eliminating formaldehyde across product platforms
2008
2009
2010
2011
2012
2013

Innovation/new product development ("NPD") is a dynamic strategy driven by attributes important to our customers

- Rapid changes in design trends and short lead time to installation drives faster NPD cycle and adoption rate for residential products

- Commercial products take 1-2 years to gain traction given the lag from specification to installation
- Large installed base and resulting annuity business drives a lower NPD rate for commercial products
- Complex technical performance requirements and sensitivity to environmental and sustainability performance require longer lead time to develop

Focused on developing new products with differentiated attributes to increase margin and drive profitable growth – and enhance our leading share positions

* Metric based on sales for products introduced in the last five years.

Growth

22

Armstrong®

Leadership in Product Innovation – We Make Ideas Become Reality

Bridge to Future Growth in Developed Markets


Alterna™ Luxury Vinyl Tile

Alterna™ & Alterna Reserve - premium luxury vinyl tile flooring is the innovative alternative to stone and ceramic tile. Both Alterna collections are designed to capture the timeless look of natural stone tile flooring and ceramic tile floors, while providing a comfortable surface for everyday living. All of the patterns within each collection can be installed with grout or without grout, for a true stone or ceramic tile look. Received recognition in *This Old House*, was awarded the *National Floor Trends* Reader's Choice Award, and received top recognition in 3 separate issues of *Consumer Reports*, all in 2012.

Architectural Remnants brings back timeworn charm. It provides the look of reclaimed wood flooring with **HYDRACORE™ PLUS,** giving it a more substantial feel and the solid sound of real hardwood. **VISIONGUARD®** protects the surface of the floor from stains, fading, and wear-through and makes cleaning easy and stress-free. Received recognition in *Better Homes & Gardens' Kitchen + Bath* magazine as one of the 30 most innovative products for 2014, and was awarded "Best in Innovation" at Surfaces in 2014.


Architectural Remnants Architectural Salvage

Sustainable Solutions


Striations BioBased Tile®
Azure T3600 & Twilight T3603

Striations BioBased Tile® (BBT) delivers stylish linear visuals in a ***non-PVC tile with 85% limestone and 10% pre-consumer recycled content***. It contains BioStride® a revolutionary patent-pending polymer, made with rapidly renewable, US-grown plant ingredients (*2% rapidly renewable content*, based on the weight of the composition tile). It was awarded Bronze in the 2011 International Design Awards (IDA), received the Silver 2012 Nightingale Award and took top honors in the 2012 Symposium Distinction Awards sponsored by *FacilityCare Magazine*, winning both Architect's Choice and Best in Show.

Drive Growth in Emerging Markets

Line 6 of the Beijing Metro is a rapid transit rail line currently under construction in Beijing. Each metro stop has its own unique design that will feature Architectural Specialties products. This job required a custom solution. Armstrong worked with the Architect to help make their ideas become reality. We provided a total system solution ranging from design and installation support to product customization for the architect and owner.


Beijing Metro Line 6
Beijing, China
Required Custom Solution

23

Architectual Specialties (AS)

Specialty Ceilings (AS) ~ 15% of ceiling sales


Serpentina Waves
Dallas Love Field Airport

- Critical attributes are design and aesthetics; functionality is an important added benefit
- Lower volume, higher "touch", sometimes involving custom design and engineering
- Higher price per unit, used for "statement" spaces and high-end commercial buildings

Financially attractive space

- **Large opportunity:** $2B global market potential
- **Above-average ROIC:** make/buy, lower fixed capital

Strengthens base business

- **"Pull through" effect** on core mineral fiber ceilings

Adds value to our architects and contractors

- **Simplifies buying:** 1-stop shopping, solve challenges
- **Excites architects:** it's what they want to talk about

Armstrong's global footprint is key differentiator

Incremental profitable growth that strengthens entire ceilings business

Growth

24

Armstrong

Architectual Specialties Global Footprint

Top global firms are doing more foreign projects

- **The top 200 global architects estimate that ~50% of revenues come from outside their home country**



Armstrong factory
Sales/engineering office
Montreal, Canada
Lancaster, PA
Stafford, UK
Uxbridge, UK
Moscow, Russia
Paris, France
St. Gallen, Switz.
Rankweil, Austria
Shanghai, China
Pearl JV: Shanghai, China
Dubai, UAE
Mumbai, India

What our customers said…

- *"Years ago, we started doing more cross-border business because of the economy. Now it is a focus of our firm."*
- *"Doing foreign projects is hard. If you folks make my life easier, I'm willing to go to bat for you. Your products are great. Help me."*

- **Our response…dedicated global specifications team**
- **Increased resource commitment drove 15% sales growth and outsized earnings growth in 2013 for Architectural Specialties**

Armstrong's global platform and service model are key differentiators with Architects and Designers

25
Emerging Markets Investments to Drive Growth Manufacturing investments in priority markets to make products designed for local consumptionCompleted two resilient flooring plants and ceilings plant in China during 2013 with Russian mineral fiber ceilings plant on schedule to begin shipping product in the first half of 2015 Added over 100 sales and marketing resources - primarily in ChinaSales to emerging markets ~12% of total sales in 2013, an increase of over 20% since 2010. 26 Nan Luo Gu Xiang Station, China
Product Conversion in Emerging Markets Will Drive Growth Improvements in building standards and product performance benefits are accelerating conversion 27 Transition to modern building standards drives growth in our product forms Mineral Fiber ceilings Drywall ceilings Resilient floors Ceramic floors Acoustics Fire Seismic Hygiene Humidity Environment Product Benefits Improved building standards require access to the plenum for HVAC, fluid management and lighting, which drives growth in ceilings. Benefits such as slip resistance, lower maintenance costs and hygiene drive growth in flooring.Rising wage rates create more favorable installed cost profile for our products

Armstrong®

China

- Policy driven investment in healthcare, education, and mass transit drives growth that outpaces overall market

Growth Opportunity

	Product Form Penetration [1]
Suspended Ceilings	<20%
Resilient Flooring	<10%

Two key market growth opportunities

- Increase New Build penetration to developed market levels...>90%
- Construction shifting from coastal cities to interior and western areas of China – expansion of distribution and market coverage to serve demand

Commitment of Resources

Completed 1 Ceiling and 2 Resilient Flooring plants during 2013

Distribution and market coverage expansion

- Increase of ~75% in the number of tracked projects
- Flooring - expanded distribution into Tier III/IV cities – coverage of ~ 500 cities

Additional SG&A investments to cultivate demand and increase the number of architect and design firms covered

	2010	2013	CAGR
Sales	$57M	$81M	12.5%

Resource commitment enhances foundation to drive differentiated future growth

[1] Management estimates

Growth

28
Russia 3rd largest suspended ceiling market in the world with significant future growthArmstrong is # 1 - brought the category to Russia in 1992 29 Resource commitment enhances foundation to drive differentiated future growth Two key market growth opportunitiesIncrease New Build penetration to developed market levels...>90% Upgrade existing schools / hospitals Growth Opportunity (1) Management estimates Suspended Ceilings Penetration (1) Office 70% Commercial 85% Education 20% Healthcare 30% Commitment of Resources Construction of Mineral Fiber Ceilings Plant BOD approved in 2012, with expected completion in early 2015 The plant will be the 1st of its kind in Russia Enhanced profitability via avoidance of 20% - 30% import dutiesDistribution expansion Local Armstrong DC = enhanced customer service Increased # of distributors 6x via expansion into Tier 2 citiesDifferentiated in brand, sales force and specification strength 2010 2013 CAGR Sales $39M $72M 23.3%
Growth Engine Financial Performance 30 Profit growth lags sales as plants start up, but catch up when utilization increases Market growth plus AS acquisition and JV drives historic growthPlant openings, priority sales and marketing investments, and tactical acquisitions drive future growth 12% CAGR 19% CAGR

Growth Opportunities Summary

- Opportunities for growth in core markets that don't involve a recovery in the U.S. or Europe
- Architectural Specialties and emerging markets sales can double in 4 to 6 years and are both natural extensions of our core businesses
  - Geographic expansion
  - Local manufacturing in China and Russia
  - Conversion opportunity accelerating
  - Product category adjacencies
- China and Russia are only part of the emerging market opportunity
  - India, Middle East, Brazil, and Southeast Asia all have great potential



Growth

31
Financial Overview 32

Armstrong

Focused on creating shareholder value

- Performance through the cycle
  - Profitable and cash flow positive throughout the downturn
  - Cost reduction and disciplined spending
  - Achieve price to cover inflation
- Growth via recovery and aggressive organic investments / mid-cycle outlook
- ROIC goal driven
- Strong balance sheet; leverage, liquidity and maturity profile
- Fully funded U.S. pension plan



Shareholder Value %

33
(CHART) Adjusted EBITDA History(1) 34 ($430) ($195) $105 $15 ($50) $215 ($0) A history of driving Price > Inflation $370 ($ Million) (1) Management estimates. Leveraging our brand, commitment to innovation and leading market share positions to drive earnings in spite of significant market driven volume and input cost headwinds $310
Performance Through the Cycle 35 Trough 2010 2013 "Mid-Cycle" McGraw Hill Construction non residential starts (3) 680 845 ~1,400 U.S. Housing Starts (000) 587 923 ~1,200 Plants (1) 35 32 37 Sales $2.65 Billion $2.72 Billion ~$4 Billion Adjusted EBITDA Margin 11.7% 13.6% ~20% ROIC(2) 1.3% 8.2% > 15% (1) As of January 1 (2) Unadjusted (3) Millions of square feet Growth through recovery and organic investment and continued improvement in achieving ROIC > our cost of capital Building products "mid-cycle" will reoccur when:US residential activity (new and R&R) can sustain historical normal levels of activityGlobal GDP has experienced several years of positive growth (implying commercial construction returns to historical norms in developed markets)Armstrong's emerging market plants are fully operational ($ Million) Adjusted EBITDA Approximate of the average level of starts during the cycle 2 China Flooring1 China Ceiling1 Russia Ceiling1 U.S. Mineral Wool (CHART)

"Mid-cycle" Path to Growth


($ Millions)
Core Markets – Commercial
$2,500
$2,000
$1,500
$1,000
$500
$0
~30%
2013
"Mid-cycle"
Armstrong[1]
Core Int'l[2]
North Am


($ Millions)
North America - Residential
$2,000
$1,500
$1,000
$500
$0
~50%
2013
"Mid-cycle"
Armstrong[1]
R&R
New


Emerging Markets – Commercial
($ Millions)
$800
$600
$400
$200
$0
~90%
2013
"Mid-cycle"
Armstrong[1]
Conversion
Sectors
GDP
Current


Total Armstrong
($ Millions)
$4,500
$3,000
$1,500
$0
~45%
2013
"Mid-cycle"
Emerging
Residential[3]
Core Comm

(1) Armstrong specific initiatives to drive mix, share and price > inflation.
(2) UK, Western Europe and Australia.
(3) North America, U.K, Western Europe and Australia.

Shareholder Value
36
Path to Growth - Adjusted EBITDA margin 37 (CHART) (CHART) Margin on Incremental Volume Ceilings 30% - 40% Resilient 25% - 35% Wood 25% - 30% 30% 20% 10% 0% 30% 20% 10% 0% High incremental margins on new business expected to drive increased margins in "mid-cycle"
Balance Sheet 12/31/2013 38 Maturity ProfileNo significant maturities until 2018Considerable covenant flexibility LiquiditySufficient liquidity to manage operations, and execute capital spend and restructuring plans (CHART) (CHART) $390M

Investment Highlights

Diversified $2.7 billion global building products company with leading positions in most key markets and products

Leadership team executing strategy to drive strong EBITDA and ROIC growth despite weak end markets through disciplined focus on costs and pricing, driving organic growth, and prudent balance sheet management

Pursue profitable growth:

- In core markets through focus on innovation, design and environmental leadership
- Significant opportunities for growth in product adjacencies and priority emerging markets
- Poised for considerable operational leverage on modest market recovery

Focused on creating shareholder value

39

Financial Overview Appendix 40
(CHART) $16 EBITDA Bridge - Full Year 2013 vs. Prior Year 41 ($23) ($9) $29 $6
2014 Estimate Range (1) 2014 Estimate Range (1) 2014 Estimate Range (1) 2013 (2) Variance Variance Variance Net Sales(3) 2,800 to 2,900 2,720 3% to 7% Operating Income(4) 275 to 300 262 5% to 15% EBITDA 400 to 430 371 8% to 16% Earnings Per Share(5) $2.55 to $2.80 $2.04 25% to 37% Free Cash Flow 60 to 100 68 (12)% to 47% Guidance is presented using 2014 budgeted foreign exchange rates2013 results are presented using 2013 budgeted foreign exchange rates2014 and 2013 net sales include the impact of foreign exchangeAs reported Operating Income: $275- $300 million in 2014 and $239 million 2013As reported earnings per share: $2.35 - $2.60 in 2014 and $1.71 in 2013 Key Metrics - Guidance 2014 42
2014 Financial Outlook $20 - $30 million vs. 2013Adjusted Gross Margin 100 to 150 bps vs. 201316.3% to 16.8% of sales$0 - $5 million vs. 2013 $30 - $40 million; Adjusted long-term ETR of ~39%(2) Sales(1) $625- $665 million; EBITDA $75 - $90 million $180 - $200 million < $5 million Raw Material & Energy Inflation Manufacturing Productivity Earnings from WAVE Cash Taxes/ETR Q1 Capital Spending Exclusions from EBITDA 43 Net sales include foreign exchange impactAs reported ETR of 44% for 2014 SG&A
2013 2012 V EBITDA- Adjusted $371 $402 ($31) Depreciation and Amortization (109) (100) (9) Operating Income - Adjusted $262 $302 ($40) Foreign Exchange Movements (5) - (5) Cost Reduction Initiatives (18) (13) (5) Accelerated Depreciation and Impairments (not included above) - (12) 12 Impairment - (6) 6 Operating Income - As Reported $239 $271 ($32) Interest (Expense) Income (67) (51) (16) EBT $172 $220 ($48) Tax (Expense) Benefit (71) (76) 5 Net Income $101 $144 ($43) Full Year - Adjusted EBITDA to Reported Net Income 44
Management Team 45
Matthew J. Espe, Chief Executive Officer and President In July 2010, Matthew J. Espe was appointed CEO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. He brings 30 years of experience in sales, marketing, distribution and management in global manufacturing businesses to Armstrong from his previous position at Ricoh Americas Corporation, a subsidiary of Ricoh Company, Ltd., where he served as Chairman and CEO. Prior to this role, Mr. Espe was Chairman and CEO of IKON Office Solutions, Inc., a $4 billion office equipment distributor and services provider with 24,000 employees. The company was acquired by Ricoh in 2008. Before joining IKON in 2002, Mr. Espe was president and CEO of GE Lighting. In a career that spanned 22 years there, he managed multiple functional areas, including sales, marketing, distribution and manufacturing as well as management within several business units. Along with a wealth of experience, he also brings a finely-tuned global perspective, having led businesses in Europe, Asia and North America.Mr. Espe is also a member of the board of Unisys Corporation. He is an active volunteer and member of the board of United Way of Southeastern Pennsylvania. He graduated from the University of Idaho and has an MBA from Whittier College. 46
David S. Schultz, Senior Vice President and Chief Financial Officer Davis S. Schulz is senior vice president and CFO of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Mr. Schulz joined Armstrong in 2011 as vice president, finance for Armstrong Building Products. Prior, he served as CFO of Procter & Gamble Company's Americas snacks division, and from 2008 to 2009 as the finance director for the Coffee business unit of the J.M. Smucker Co. following the merger of P&G's Folgers Coffee Co. with Smucker. His experience covers a wide range of finance leadership positions encompassing operational finance, planning and analysis, mergers and acquisitions, and financial reporting. Well known as a strong business partner, Mr. Schulz actively engages with other functions to drive improvement. Prior to joining Procter & Gamble, Mr. Schulz was an officer in the United States Marine Corps. He earned his bachelor's degree in finance from Villanova University in 1987 and a master's degree in management from the U.S. Naval Postgraduate School in 1993. 47
Victor Grizzle, Executive Vice President, CEO, Armstrong Building Products Victor "Vic" Grizzle is executive vice president and CEO, Armstrong Building Products, in Lancaster, Pennsylvania. Mr. Grizzle has 23 years of experience in process improvement, sales, marketing and global business leadership. He comes to Armstrong from Valmont Industries, a $2 billion global leader of infrastructure support structures for utility, telecom and lighting markets, and manufacturer of mechanized irrigation equipment for large scale farming, where he was group president of Global Structures, Coatings and Tubing since 2005. Prior to Valmont, Mr. Grizzle was president of the commercial power division of EaglePicher Corporation, a $700 million diversified manufacturer and marketer of advanced technology and industrial products for space, defense, automotive, filtration, pharmaceutical, environmental and commercial applications. Before that, he spent 16 years at General Electric Corporation. Mr. Grizzle graduated from California Polytechnic University with a Bachelor of Science in Mechanical Engineering. 48
Thomas B. Mangas, Executive Vice President, CEO, Armstrong Floor Products Worldwide Thomas B. Mangas is executive vice president and CEO of Armstrong Floor Products Worldwide, in Lancaster, Pennsylvania. Mr. Mangas joined Armstrong in February 2010 as senior vice president and Chief Financial Officer. In November of 2013, he was appointed executive vice president and CEO of Armstrong's global flooring business. Prior to Armstrong, he was vice president and CFO of the $28 billion beauty and grooming business of Procter & Gamble Co. after a steady progression of finance roles at that company. He has broad domestic and international experience including implementing tough cost management initiatives, exploiting new growth opportunities, acquisition integration, strategic planning, resource allocation, cost accounting, Sarbanes- Oxley implementation and controls, tax compliance and organization development. He earned his bachelor's degree in Economics and History from the University of Virginia in 1990 where he was elected to the Phi Beta Kappa honorary society. 49
Thomas J. Waters, Vice President Treasury & Investor Relations Thomas J. Waters is Vice President, Treasury and Investor Relations of Armstrong World Industries, Inc. Mr. Waters joined Armstrong in 1998 as Manager, Capital Markets. Since then he has held the positions of Director of Investor Relations, General Manager of Finance and IT for Building Products Europe, General Manager Financial Planning and Analysis for North American Floor Products. He was named Treasurer in 2008, and added investor relations responsibilities in 2010. Prior to Armstrong, Mr. Waters worked for American Airlines in Dallas, TX in both Treasury and Operational Finance roles. Mr. Waters earned a BA from Binghamton University, and a MBA from the Walter A. Haas School of Business at the University of California, Berkeley. 50
Kristy Rohrbaugh, Investor Relations Manager Kristy Rohrbaugh is Investor Relations Manager of Armstrong World Industries, Inc., in Lancaster, Pennsylvania. Ms. Rohrbaugh became Investor Relations Manager in December of 2010 and has responsibility for managing all external investor communications. Ms. Rohrbaugh joined Armstrong in November of 2008 as External Reporting Manager. Prior to Armstrong, Ms. Rohrbaugh spent over 5 years in public accounting as an auditor and advisor to clients in the construction engineering, banking, utility, and manufacturing industries with a focus on SEC reporting and Sarbanes-Oxley compliance. Ms. Rohrbaugh is also a Certified Public Accountant and member of the AICPA. She previously served as Treasurer of the York Hospital Auxiliary, a Wellspan affiliated non-profit organization. Ms. Rohrbaugh earned a bachelor of science with dual degrees in Business Administration and Accounting, and an MBA from York College of Pennsylvania. 51
Investor Relations Contact Information 52 Kristy Rohrbaugh, CPA, MBAInvestor Relations ManagerArmstrong World Industries2500 Columbia AvenueLancaster, PA 17604P: 717-396-6354F: 717-396-6128E: ksrohrbaugh@armstrong.com Thomas J. WatersVP, Treasury and Investor RelationsArmstrong World Industries2500 Columbia AvenueLancaster, PA 17604P: (717) 396-6354F: (717) 396-6136E: tjwaters@armstrong.com